--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1997




Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,



/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   -----------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                           -----------------------------------------------------
                            6/30/97   12/31/96      CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $8.125       $8.00       1.56%     $8.125     $7.75
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)        $9.30       $9.15       1.64%      $9.33     $9.07
--------------------------------------------------------------------------------
5-YEAR U.S. TREASURY NOTE    6.39%       6.21%      +18 bp      6.85%     6.06%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20 and July 2 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the six months ended June 30, 1997. Strong investor demand for higher yielding "spread product", which offers a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.91% total return versus the 3.11% return of the LEHMAN BROTHERS AGGREGATE INDEX. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. Corporate yields rose during March and April as interest rates drifted higher and the stock market faltered. However, a benign inflationary outlook and strong corporate earnings led to a reversal of performance in May and June.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
      COMPOSITION                              JUNE 30, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------
      Taxable Zero Coupon Bond                       26%             26%
--------------------------------------------------------------------------------
      Multiple Class Mortgage Pass-Throughs          19%             16%
--------------------------------------------------------------------------------
      Stripped Mortgage-Backed Securities            14%             12%
--------------------------------------------------------------------------------
      Corporate Bonds                                13%             15%
--------------------------------------------------------------------------------
      U.S. Government Securities                      7%              5%
--------------------------------------------------------------------------------
      Mortgage Pass-Throughs                          6%              8%
--------------------------------------------------------------------------------
      Municipal Zero Coupon Bonds                     5%              4%
--------------------------------------------------------------------------------
      Commercial Mortgage-Backed Securities           5%              4%
--------------------------------------------------------------------------------
      Asset-Backed Securities                         2%              2%
--------------------------------------------------------------------------------
      Adjustable Rate Mortgages                       1%              6%
--------------------------------------------------------------------------------
      CMO Residuals                                   1%              1%
--------------------------------------------------------------------------------
      FNMA Project Loans                              1%              1%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 STANDARD & POOR'S/MOODY/FITCH'S
          CREDIT RATING                JUNE 30, 1997       DECEMBER 31, 1996
--------------------------------------------------------------------------------
         AA or Equivalent                  5%                     8%
--------------------------------------------------------------------------------
          A or Equivalent                  36%                    35%
--------------------------------------------------------------------------------
        BBB or Equivalent                  59%                    57%
--------------------------------------------------------------------------------

      In seeking the primary investment objective of returning the initial offer price upon maturity, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2002. To that end, the Trust remained primarily invested in investment grade corporate bonds, U.S. Treasury securities, zero coupon bonds and well-structured mortgage and asset-backed securities (ABS). Though the Trust made no major changes to the portfolio's composition over the period, ABS exposure was modestly increased. ABS typically offer more predictable maturity dates and cash flows than mortgage-backed securities in addition to higher yields than Treasuries. The Trust also trimmed its zero coupon bond holdings, which performed well in response to falling interest rates, and reallocated those assets into coupon-bearing securities such as Treasuries.

      We appreciate your continued confidence and look forward to managing The BlackRock Strategic Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.


Sincerely,



/s/ Robert S. Kapito                       /s/ Michael P. Lustig
--------------------                       ---------------------
Robert S. Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.




--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                              BGT
--------------------------------------------------------------------------------
   Initial Offering Date:                                   December 28, 1990
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                             $8.125
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                 $9.30
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($8.125)1:           5.85%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                       $0.039583
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                    $0.475
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
================================================================================
        PRINCIPAL
         AMOUNT                                                     VALUE
RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                LONG-TERM INVESTMENTS -- 147.7%
                  MORTGAGE PASS-THROUGHS -- 9.6%
                  Federal Home Loan Mortgage
                  Corporation,
       $19,261      6.50%, 11/01/25 ........................    $18,448,465
           801      7.50%, 11/01/10, 15 Year ...............        812,588
            19      7.50%, 02/01/15 ........................         19,236
         9,363      8.00%, 09/01/23 ........................      9,582,409
         1,363      9.00%, 11/01/05, 15 Year ...............      1,455,208
                  Federal Housing Administration,
         5,722      7.25%, 01/01/23, Project 797 ...........      5,708,116
                  Federal National
                    Mortgage Association,
         6,029      7.50%, 06/01/08, 15 Year ...............      6,115,726
         2,703      8.00%, 06/01/22 ........................      2,762,635
         2,554      8.50%, 01/01/25 ........................      2,650,268
                  Government National
                    Mortgage Association,
         1,579      7.00%, 10/15/22 ........................      1,549,457
         1,831      8.50%, 04/15/21 ........................      1,902,434
           106      9.00%, 11/15/16 ........................        111,620
                                                                -----------
                                                                 51,118,162
                                                                -----------
                  COMMERCIAL MORTGAGE-BACKED
                    SECURITIES -- 8.1%
AAA      2,600    Aetna Commercial Mortgage
                    Trust, Series 1995-C5,
                    Class B, 12/26/30 ......................      2,553,153
AAA     52,775    CS First Boston Mortgage Sec.,
                    Series 1997-C1, Class C1-AX,
                    04/20/22 ...............................      6,060,879
BBB+     4,000    Federal Deposit Ins. Corp. Trust,
                    Series 1994-C1,
                    Class IIF, 09/25/25 ....................      4,157,500
AAA      4,584    LTC Commercial MPT Cert.
                    Series 1996-1, Class A-144A,
                    04/15/28 ...............................      4,590,772
A        2,290    Merrill Lynch Mtg. Invs. Co.,
                    Trust 1995-1,
                    Class C1, 05/25/13 .....................      2,317,643
AAA      3,131    Morgan Stanley Capital I,
                    Series 1995-GAL1,
                    Class A1, 08/15/27 .....................      3,155,698
                  Paine Webber Mortgage
                    Acceptance Corp.,
AAA      2,000      Series 1995-M1, Class M1-A,
                      01/15/07 .............................      1,989,260
BBB      1,656      Series 1995-M1, Class M1-D,
                      01/15/07 .............................      1,654,788
                  Resolution Trust Corp.,
A        5,908      Series 1993-C3, Class C3-D,
                      12/25/24 .............................      5,879,349
AA       4,000      Series 1994-C1, Class C1-C,
                      06/25/26 .............................      4,082,486
AA       3,000    Salomon Brothers Mtg Sec. Vii,
                    Series 1997-TZH,
                    Class TZH-A1, 03/25/22 .................      3,037,500
AAA      3,925    Structured Asset Securities
                    Corp., Series 1996-CFL,
                    Class B, 02/25/28 ......................      3,841,769
                                                                -----------
                                                                 43,320,797
                                                                -----------

                MULTIPLE CLASS MORTGAGE
                  PASS-THROUGHS -- 30.4%
                Federal Home Loan Mortgage
                  Corporation, Multiclass Mortgage
                  Participation Certificates,
         3,088    Series 39, Class 39-J,
                    03/25/24 (I) ...........................        552,689
        22,040++  Series 90, Class 90-G,
                    10/15/20 ...............................     22,774,152
         3,000    Series 1218, Class 1218-G,
                    05/15/14 ...............................      2,880,840
         5,000+   Series 1295, CLASS 1295-JB,
                    03/15/07 ...............................      4,454,200
         5,505    Series 1379, Class 1379-FB,
                    08/15/18 (I) ...........................      1,156,530
           739    Series 1407, Class 1407-PO,
                    01/15/22 ...............................        729,555
         1,883    Series 1488, Class 1488-F,
                    09/15/06 ...............................      1,814,496
         1,625    Series 1488, Class 1488-PF,
                    09/15/06 ...............................      1,621,848
         2,780    Series 1577, Class 1577-A,
                    11/15/22 ...............................      2,727,950
         1,704    Series 1590, Class 1590-K
                    10/15/23 ...............................      1,692,529
         1,598    Series 1602, Class 1602-Y,
                    07/15/22 ...............................      1,479,048
         3,366++  Series 1603, Class 1603-MB,
                    10/15/23 (ARM) .........................      3,082,726
         4,973    Series 1626, Class 1626-PV,
                    12/15/08 (I) ...........................        758,455
         2,067    Series 1662, Class 1662-P,
                    11/15/07 (I) ...........................        456,315
         1,571    Series 1675, Class 1675-SB,
                    08/15/23 ...............................      1,468,848
        29,836    Series 1954, Class 1954-MD,
                    03/15/16 (I) ...........................      4,270,208
                Federal National Mortgage Association,
                  REMIC Pass-Through Certificates,
           155    Trust 1991-146, Class 146-SB,
                    10/25/06 (ARM) .........................        153,965

        10,000+   TRUST 1992-43, CLASS 43-E,
                    04/25/22 ...............................      9,982,800

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                     VALUE
RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

       $ 5,010+   Trust 1992-129, Class 129-G,
                    06/25/18 ...............................    $ 4,561,355
         2,000    Trust 1992-155, Class 155-SB,
                    12/25/06 (ARM) .........................      2,138,800
        35,550++  Trust 1992-156, Class 156-H,
                    04/25/06 ...............................     31,935,632
           856    TRUST 1992-209, CLASS 209-SB,
                    04/25/07 ...............................        826,795
         1,469    Trust 1993-17, Class 17-SH,
                    04/25/23 (ARM) .........................        879,348
        13,532    Trust 1993-26, Class 26-PT,
                    12/25/17 (I) ...........................      2,279,625
         3,376    Trust 1993-71, Class 71-SB,
                    06/25/07 (ARM) .........................      3,056,370
        10,000    Trust 1993-92, Class 92-F,
                    06/25/23 (I) ...........................      5,111,290
         9,800+   Trust 1993-124, Class 124-D,
                    08/25/22 (P) ...........................      8,737,288
           536    Trust 1993-132, Class 132-CA,
                    10/25/22 (P) ...........................        358,533
         6,244+   Trust 1993-170, Class 170-SA,
                    09/25/08 (ARM) .........................      6,023,057
         5,000    Trust 1993-245, Class 245-JA,
                    03/25/19 (I) ...........................        675,900
         4,750+   Trust 1994-M1, CLASS M1-B,
                    10/25/23 Multifamily ...................      4,680,234
         2,205    Trust 1994-40, Class 40-H,
                    10/25/20 ...............................      2,135,190
        12,937    Trust 1996-20, Class 20-SB,
                    10/25/08 (ARM) .........................      4,410,595
        31,374    Trust 1997-30, Class 30-I,
                    01/15/23 (I) ...........................     10,314,269
         5,647    Trust 1997-32, Class 32-ML,
                    02/25/27 (P) ...........................      4,768,877
         3,835    Trust 1997-35, Class 35-PK,
                    09/18/21 (I) ...........................        588,466
        38,510    Trust 1997-50, Class 50-HJ,
                    07/25/05 (I) ...........................      4,404,581
AAA      3,250   Prudential Bache Collateralized
                  Mortgage Obligation,
                  Trust 10-H, Class H,
                  04/01/19 (P) .............................      2,673,125
                                                                -----------
                                                                162,616,484
                                                                -----------
                 COLLATERALIZED MORTGAGE
                  OBLIGATION RESIDUALS ** -- 0.9%
AAA        253   American Housing Trust 8, Senior
                  Mortgage Pass-Through Certificate,
                  Series 8, Class R (REMIC),
                    01/25/21 ...............................        162,229
                 FEDERAL HOME LOAN MORTGAGE
                  CORPORATION, MULTICLASS
                  Mortgage Participation Certificates,
            10    Series 1016, Class 1016-R, 11/15/20.......        119,500
                 Federal National Mortgage Association,
                  REMIC Pass-Through Certificates,
             1    Trust 1991-9, Class 9-R,
                    02/25/06 ...............................        860,300
             1    Trust 1991-9, CLASS 9-RL,
                    02/25/06 ...............................    $     1,000
             2    Trust 1991-48, Class 48-R,
                    05/25/06 ...............................      2,922,000
             2    Trust 1991-48, Class 48-RL,
                    05/25/06 ...............................          1,000
            17    Trust 1991-50, Class 50-R,
                    05/25/06 ...............................        667,400
AAA        718  Ryland Acceptance Corp,
                  Collateralized Mortgage Obligation,
                  Series 1983-R,
                  Class R, 10/01/18 ........................         20,000
                                                                -----------
                                                                  4,753,429
                                                                -----------
                TAXABLE ZERO COUPON
                  BONDS -- 37.7%
                Financing Corp (FICO Strips),
        18,000      03/07/02 ...............................     13,263,840
         5,311      08/08/02 ...............................      3,804,588
         5,400      09/09/02 ...............................      3,849,444
         4,472      09/26/02 ...............................      3,175,791
         2,992      10/06/02 ...............................      2,121,448
         3,667      11/02/02 ...............................      2,587,802
         4,535      11/11/02 ...............................      3,196,313
         3,616      12/06/02 ...............................      2,537,058
        29,300      12/27/02 ...............................     20,479,235
                Aid to Israel,
         2,932      08/15/02 ...............................      2,101,076
                Government Trust Certificates,
         5,880      11/15/01 ...............................      4,457,393
        25,000      11/15/02 ...............................     17,759,000
                U.S. Treasury Strip,
       108,000+     08/15/02 ...............................     78,184,440
        61,750++    11/15/02 ...............................     44,066,035
           280      05/15/04 ...............................        180,104
                                                                -----------
                                                                201,763,567
                                                                -----------
                UNITED STATES GOVERNMENT
                  SECURITIES -- 9.9%
                United States Treasury Notes,
         3,390      6.25%, 02/28/02 ........................      3,370,914
         1,650      6.375%, 04/30/99 .......................      1,658,762
        41,950      6.625%, 03/31/02 .......................     37,335,220
                United States Treasury Bonds,
         8,514      6.5%, 11/15/26 .........................      8,165,437
         2,500      6.75%, 08/15/26 ........................      2,474,225
                                                                -----------
                                                                 53,004,558
                                                                -----------
                STRIPPED MORTGAGE-BACKED
                  SECURITIES -- 20.2%
AAA      2,528  BEAR STEARNS SECURED INVESTORS
                  TRUST 1988-8, CLASS C,
                  12/01/18 (P/O) ...........................      2,244,244
AAA      3,393   Collateralized Mortgage Obligation
                  Trust 26, Class A,
                  04/23/17 (P/O) ...........................      2,768,787

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                     VALUE
RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                 Federal Home Loan Mortgage
                  Corporation, Multiclass
                  Mortgage Participation
                  Certificates:
     $  13,084    Series G2, Class G2-M,
                    07/25/18 (I/O) .........................    $ 2,618,963

         4,100    SERIES 186, CLASS 186-J,
                    08/15/21 (I/O) .........................        849,473
           433    Series 1373, Class 1373-B,
                    09/15/22 (P/O) .........................        348,612
         1,249    Series 1375, Class 1375-H,
                    12/15/05 (I/O) .........................        196,821
        24,765    Series 1551, Class 1551-J,
                    07/15/08 (I/O) .........................        875,180
         6,820+   Series 1570, Class 1570-J,
                    08/15/23 (P/O) .........................      5,661,131
         8,248    Series 1590, Class 1590-JC,
                    01/15/19 (I/O) .........................        495,512
         2,269    Series 1597, Class 1597-H,
                    07/15/23 (P/O) .........................        803,119
         3,901    Series 1662, Class 1662-PO,
                    01/15/09 (P/O) .........................      3,007,548
         1,520    Series 1900, Class 1900-SD,
                    01/15/23 (I/O) .........................        417,525
        23,579    Series 1938, Class 1938-SB,
                    08/15/19 (I/O) .........................        456,843
       149,699    Series 1954, Class 1954-BA,
                    04/15/21 (I/O) .........................      2,713,296
        92,419    Series 1954, Class 1954-BB,
                    04/15/21 (I/O) .........................      1,299,635
        39,879    Series 1954, Class 1954-LL,
                    05/15/21 (I/O) .........................        573,254
        39,879    Series 1954, Class 1954-LM,
                    05/15/21 (I/O) .........................        610,640
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  REMIC Pass-Through Certificates,
         5,071    Trust 116, Class 2,
                    01/01/17 (I/O) .........................      1,637,280
         1,363    Trust 225, Class 1,
                    02/01/23 (P/O) .........................      1,009,777
         3,475    Trust 1991-49, Class 49-G,
                    05/25/06 (I/O) .........................        939,933
            77    Trust 1991-79, Class 79-B,
                    07/25/98 (P/O) .........................         72,901
         3,026    Trust 1992-82, Class 82-2
                    05/25/22 (I/O) .........................        945,737
        10,500+   Trust 1993-67, Class 67-B,
                    12/25/21 (P/O) .........................      9,011,730
        31,131    Trust 1993-G31, Class 31-PS,
                    08/25/18 (I/O) .........................      1,083,965
         2,617    Trust 1993-92, Class 92-G,
                    05/25/23 (P/O) .........................        974,038
         5,900    Trust 1993-92, CLASS 92-G,
                    12/25/19 (I/O) .........................      1,543,322
         9,595    Trust 1993-146, Class 146-C,
                    05/25/23 (P/O) .........................      8,275,650
        15,220++  Trust 1993-213, Class 213-H,
                    09/25/23 (P/O) .........................     12,158,543
         1,172    Trust 1993-237, Class 237-E,
                    11/25/23 (P/O) .........................        852,944
         1,930    Trust 1993-249, CLASS 249-PE,
                    11/25/23 (P/O) .........................      1,410,463
         4,034    Trust 1994-16, Class 16-D,
                    11/25/23 (P/O) .........................      3,399,758
         4,448    Trust 1994-24, Class 24-C,
                    11/25/23 (P/O) .........................      3,678,299
         2,946    Trust 1994-42, Class 42-SO,
                    03/25/23 (I/O) .........................        427,226
         3,369    Trust 1994-54, Class 54-C,
                    11/25/23 (P/O) .........................      2,674,275
           550    Trust 1994-54, Class 54-E,
                    11/25/23 (P/O) .........................        317,625
        19,313+   Trust 1994-61, Class 61-DB,
                    03/25/24 (P/O) .........................     12,393,520
         6,900    Trust 1994-87, Class 87-E,
                    03/25/09 (P/O) .........................      5,220,190
        10,147    Trust 1996-55, Class 55-S,
                    11/25/26 (I/O) .........................      2,879,241
        20,598    Trust 1996-15, Class 15-SG,
                    08/25/08 (I/O) .........................      2,252,908
         4,484    Trust 1996-24, Class 24-SB,
                    10/25/08 (I/O) .........................        880,047
         8,499    Trust 1996-24, Class 24-SJ,
                    01/25/22 (I/O) .........................      2,395,670
         2,000    Trust 1997-7, Class 7-WC
                    04/25/22 (I/O) .........................      1,502,000
         4,490    Trust 1997-17, Class 17-PJ,
                    03/18/18 (I/O) .........................        867,218
        24,000    Trust 1997-44, Class 44-SC,
                    06/25/08 (I/O) .........................      2,625,000
AAA      1,698  SALOMON BROTHERS MORTGAGE SECURITIES,
                  Series 87-3, Class B,
                  10/23/17 (I/O) ...........................        624,160
                                                                -----------
                                                                107,994,003
                                                                -----------

                ASSET-BACKED SECURITIES -- 3.5%
AAA      4,281  Chase Manhattan Grantor Trust,
                  Series 1996-A, Class A,
                  5.20%, 02/15/02 ..........................      4,235,141
AAA      4,878  Structured Mtg. Asset Residential
                  Trust (SMART),Series 1997-2,
                  Class 2, 03/15/06 ........................      4,853,411
AAA      4,962  Structured Mtg. Asset Residential
                  Trust (SMART),  Series 1997-3,
                  04/15/06 .................................      4,986,388
AAA      4,500  Student Loan Marketing Assoc.,
                  Trust 1995-1, Class 1,
                  10/25/09 (ARM) ...........................      4,500,000
                                                                -----------
                                                                 18,574,940
                                                                -----------

                MUNICIPAL BOND -- 7.8%
AAA      1,000   Kern County California,
                  Pension Series
                  6.54%, 08/15/02 ..........................        982,870

AAA      3,510   LONG BEACH CALIFORNIA ,
                  Pension Series
                  6.56%, 09/01/02 ..........................      3,472,022

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                     VALUE
RATING*  (000)            DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------

                Los Angeles County California,
BBB    $ 6,250    PENSION SERIES A
                    7.60%, 06/30/98 ........................    $ 6,329,813
AAA      5,000    Pension Series D
                    6.54%, 06/30/02 ........................      4,951,900
AAA     10,000  New Jersey Economic
                  Development Authority
                  Series B, 02/15/03 .......................      6,867,500
BBB      5,000  New York, New York
                  Taxable Series 1,
                  6.54%, 03/15/02 ..........................      4,919,900
BBB      5,000  New York, New York
                  Taxable Series 1,
                  7.125%, 08/15/02 .........................      5,038,850
BBB     5,000   New York, New York
                  Taxable Series 1,
                  7.34%, 04/15/02 ..........................      5,075,000
BBB      1,235  New York, New York
                  Taxable Series A,
                  6.73%, 09/15/02 ..........................      1,222,119
AAA      1,950  San Francisco California International
                  Airport, Taxable 2nd Series,
                  Issue 13 A, 6.35%, 05/01/02 ..............      1,920,341
AA       1,000  St. Josephs Health System California,
                  Direct Obligation NTS Series A,
                  7.13% 07/01/02 ...........................      1,010,410
                                                                -----------
                                                                 41,790,725
                                                                -----------
                CORPORATE BONDS -- 19.5%
                BANKING & FINANCE -- 9.8%
BBB      4,960  AHMANSON HF&CO.
                  8.25%, 10/01/02 ..........................      5,246,458
BBB      1,700  Amsouth Bankcorporation
                  6.75%, 11/01/25 ..........................      1,665,013
A        5,000  Goldman Sachs Group L. P.
                  6.25%, 02/01/03 # ........................      4,835,596
A        2,800  Merrill Lynch & Co. Inc.
                  6.00%, 01/15/01 ..........................      2,741,340
A        5,000  Nationsbank Corp, Series E
                  6.65%, 04/09/02 ..........................      4,963,300
A        5,000  Nationsbank Corp.
                  7.00%, 09/15/01 ..........................      5,044,150
                Paine Webber Group Inc.
BBB      2,190    7.875%, 02/15/03 .........................      2,270,395
BBB      7,790    8.25%, 05/01/02 ..........................      8,141,719
                Smith Barney Holdings Inc.,
A        3,000    5.875%, 02/01/01 .........................      2,917,620
A        1,500    7.00%, 05/15/00 ..........................      1,514,460
A        4,500    7.98%, 03/01/00 ..........................      4,649,445
A        8,500  Transamerica Finance Corporation
                  6.75%, 06/01/00 ..........................      8,522,865
                                                                -----------
                                                                 52,512,361
                                                                -----------
                CORPORATE BONDS (CONT'D)
                INDUSTRIAL -- 2.7%
A        1,000  Bass America Inc.
                  8.125%, 03/31/02 .........................      1,054,810
A        1,000  Ford Motor Credit Co.
                  8.00%, 06/15/02 ..........................      1,050,590
BBB      5,000  RJR NABISCO INC.
                  8.625%, 12/01/02 .........................      5,139,650
BBB      4,000  Tele Communications Inc.
                  9.25%, 04/15/02 ..........................      4,292,080
BBB      2,700  Tenneco Inc.
                  8.075%, 10/01/02 .........................      2,833,542
                                                                -----------
                                                                 14,370,672
                                                                -----------
                CORPORATE BONDS (CONT'D)
                UTILITY -- 1.7%
BBB      5,000  COLUMBIA GAS SYSTEMS INC.,
                  6.610%, 11/28/02 .........................      4,943,500
BBB      4,000  360 Communications,
                  7.125%, 03/01/03 .........................      3,970,640
                                                                -----------
                                                                  8,914,140
                                                                -----------
                CORPORATE BONDS (CONT'D)
                YANKEE BONDS -- 5.3%
AA       5,000  African Dev. Bank, 7.75%,
                  12/15/01 .................................      5,205,800
BBB      5,000  Corporacion Andina De Fome
                  7.10%, 02/01/03 ..........................      5,024,100
BBB      3,500  Empresa Elec. Guacolda SA
                  7.95%, 04/30/03  # .......................      3,567,972
BBB      2,000  Empresa Elec. Pehuence
                  7.30%, 05/01/03 ..........................      2,009,205
AAA      7,500  U.S. Remittance Master,
                  Series 1996-1, 01/01/01 ..................      7,429,500
BBB      4,842  YPF Sociedad Anonima
                  7.50%, 10/26/02 ..........................      4,982,085
                                                                -----------
                                                                 28,218,662
                                                                -----------
                PUT OPTION PURCHASED--0.1%
        50,000  Interest Rate Swap
                  3 month LIBOR over 8.5%,
                  Expires 6/15/01 ..........................        656,350
                                                                -----------
                Total Investments before
                  securities sold short
                  (Cost $786,262,801)--147.7% ..............   $789,608,850
                                                                -----------
                SECURITIES SOLD SHORT -- (9.7%)
       48,000@    U.S. Treasury Bond
                  7.50%, 11/15/24
                  (Proceeds $44,430,000) ...................   (51,787,680)
                                                                -----------
                Total Investments net of short
                  sales - 138.0%
                  (Cost $741,832,801) ......................    737,821,170
                                                                -----------
                Liabilities in excess of other
                  assets - ( 38.0%) ........................   (203,177,787)
                                                                -----------
                NET ASSETS-- 100%                              $534,643,383
                                                                ===========
----------

  *  Using the higher of Standard & Poor's or Moody's rating.
 **  IIliquid securities representing 0.6% of portfolio assets. See Note 3.
  #  Private placement / 144A securities restricted as to resale. See Note 3.
  + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  @  Amount pledged as collateral for Financial Futures

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            ARM -- Adjustable Rate Mortgage
            CMO -- Collateralized Mortgage Obligation
            CMT -- Constant Maturity Treasury
            P/O -- Principal Only Class
              P -- Denotes a CMO with Principal Only Characteristics
            I/O -- Interest Only Class
              I -- Denotes a CMO with  Interest  Only  Characteristics
          REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $786,262,801) (Note 1) .........................        $ 789,608,850
Cash ...................................................              441,336
Deposit with broker for investments
  sold short (Note 1) ..................................           52,620,000
Interest receivable ....................................            5,862,094
Receivable for investments sold ........................            9,148,379
Unrealized appreciation on interest rate cap
  (Notes 1 &3) .........................................               67,588
Unrealized appreciation on interest rate swap
  (Notes 1 &3) .........................................                1,003
Other assets (Note 1) ..................................               42,094
                                                                -------------
                                                                  857,791,344
                                                                -------------
LIABILITIES
Reverse repurchase agreement (Note 4) ..................          241,944,750
Investment sold short, at value
  (proceeds $44,430,000) (Note 1) ......................           51,787,680
Payable for investments purchased ......................           28,046,492
Interest payable .......................................              932,485
Due to broker-variation margin .........................               65,475
Advisory fee payable (Note 2) ..........................              195,611
Administration fee payable (Note 2) ....................               54,336
Other accrued expenses and liabilities .................              121,132
                                                                -------------
                                                                  323,147,961
                                                                -------------

NET ASSETS .............................................        $ 534,643,383
                                                                =============

Net assets were comprised of:
  Common stock, at par (Note 5) ........................        $     575,106
  Paid-in capital in excess of par .....................          535,942,670
                                                                -------------
                                                                  536,517,776
  Undistributed net investment income ..................           13,503,719
  Accumulated net realized losses ......................          (11,238,585)
  Net unrealized depreciation ..........................           (4,139,527)
                                                                -------------
  Net assets, June 30, 1997 ............................        $ 534,643,383
                                                                =============



NET ASSET VALUE PER SHARE:
  ($534,643,383 / 57,510,639 shares of
  common stock issued and outstanding) .................                $9.30
                                                                        =====

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net including accretion of discount
    of $2,551,900 and net of interest
    expense of $5,823,312) .............................        $  20,524,348
                                                                -------------
Expenses
  Investment advisory ..................................            1,181,292
  Administration .......................................              328,137
  Reports to shareholders ..............................              109,510
  Custodian ............................................               63,446

TRANSFER AGENT .........................................               44,216
  Audit ................................................               42,097
  Directors ............................................               32,857
  Legal ................................................                8,741
  Miscellaneous ........................................              132,583
                                                                -------------
    Total operating expenses ...........................            1,942,879
                                                                -------------
Net investment income ..................................           18,581,469
                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ..........................................              535,421
  Short Sales ..........................................           (3,010,223)
  Options ..............................................            7,129,125
  Futures ..............................................           (3,733,525)
                                                                -------------
                                                                      920,798
                                                                -------------
Change in net unrealized appreciation (depreciation) on:
  Investments ..........................................              153,424
  Short Sales ..........................................              725,445
  Options ..............................................             (316,900)
  Futures ..............................................             (154,506)
                                                                -------------
                                                                      407,463
                                                                -------------
Net gain on investments ................................            1,328,261
                                                                -------------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ......................................        $  19,909,730
                                                                =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH Cash flows used for operating activities:
  Interest received (excluding net discount
    amortization of $2,551,900) ........................        $  23,262,357
  Operating expenses paid ..............................           (2,064,215)
  Interest expense paid ................................           (6,681,058)
  Cash received from disposition of short-term
    portfolio investments, net .........................            8,000,044
  Variation Margin on Futures ..........................           (7,885,378)
  Purchase of long-term portfolio investments ..........         (414,369,772)
  Proceeds from disposition of long-term
    portfolio investments ..............................          384,512,575
                                                                -------------
NET CASH FLOWS USED FOR OPERATING ACTIVITIES ...........          (15,225,447)
                                                                -------------
Cash flows provided by financing activities:
  Net proceeds from issuance of reverse
    repurchase agreements ..............................           28,859,375
  Cash dividends paid ..................................          (13,658,632)
                                                                -------------
  Net cash provided by financing activities ............           15,200,743
                                                                -------------
Net decrease in cash ...................................              (24,704)
Cash at beginning of period ............................              466,040
                                                                -------------
CASH AT END OF PERIOD ..................................        $     441,336
                                                                =============
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ......................................        $  19,909,730
                                                                -------------
Increase in investments ................................          (33,995,009)
Net realized gain ......................................             (920,798)
Decrease in unrealized depreciation ....................             (407,463)
Increase in receivable for investments sold ............           (8,604,926)
Increase in payable from variation margin ..............               49,812
Increase in interest receivable ........................             (533,403)
Increase in unrealized appreciation on interest
  rate cap .............................................              (67,588)
Increase in unrealized appreciation on interest
  rate swap ............................................               (1,003)
Decrease in other assets ...............................               16,946
Increase in payable for investments purchased ..........            9,953,584
Decrease in deposits with brokers
  for short sales ......................................            4,595,625
Decrease in payable for securities sold short ..........           (4,238,570)
Decrease in interest payable ...........................             (857,746)
Decrease in accrued expenses and
  other liabilities ....................................             (124,638)
                                                                -------------
  TOTAL ADJUSTMENTS ....................................          (35,135,177)
                                                                -------------
Net cash flows used for operating activities ...........        $ (15,225,447)
                                                                =============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR
                                             FOR THE SIX MONTHS        ENDED
                                                  ENDED            DECEMBER 31,
                                               JUNE 30, 1997           1996
                                               -------------      -------------
INCREASE (DECREASE) IN

NET ASSETS

Operations:

  Net investment income ..................     $  18,581,469      $  33,170,965

  Net realized gain (loss) ...............           920,798         (2,052,546)

  Net change in unrealized
    appreciation (depreciation)
    on investments, futures
    and short sales ......................           407,463        (10,429,730)
                                               -------------      -------------

  Net increase in net assets
    resulting from operations ............        19,909,730         20,688,689

  Dividends from net
    investment income ....................       (11,382,189)       (30,313,915)
                                               -------------      -------------


  Total increase
    (decrease) ...........................         8,527,541         (9,625,226)
NET ASSETS
Beginning of period ......................       526,115,842        535,741,068
                                               -------------      -------------
End of period ............................     $ 534,643,383      $ 526,115,842
                                               =============      =============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                SIX MONTHS
                                                   ENDED                     YEAR ENDED DECEMBER 31,
                                                 JUNE 30,     ---------------------------------------------------
                                                  1997        1996        1995        1994       1993        1992
                                                  ----        ----        ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $9.15       $9.32      $ 8.12      $ 9.36     $ 9.76     $ 10.13
                                                   -----       -----      ------      ------     ------     -------
  Net investment income (net of interest expense
    of $.10, $.19,  $.34, $.19, $.12, and $.17,
    respectively)                                    .32         .58         .62         .46        .82         .82
  Net realized and unrealized gain (loss)
    on investments                                   .02        (.22)       1.14       (1.07)       .39        (.29)
                                                   -----       -----      ------      ------     ------     -------
Net increase (decrease) from investment
    operations                                       .34         .36        1.76        (.61)       .43         .53
  Dividends from net investment income              (.19)       (.53)       (.56)       (.49)      (.83)      (.90)
  Distributions in excess of net investment
    income                                            --          --          --        (.14)        --          --
                                                   -----       -----      ------      ------     ------     -------
Net asset value, end of period*                    $9.30       $9.15      $ 9.32      $ 8.12     $ 9.36      $ 9.76
                                                   =====       =====      ======      ======     ======     =======
Market value, end of period*                       $8.13       $8.00      $ 7.63      $ 7.13     $ 9.75      $ 9.88
                                                   =====       =====      ======      ======     ======     =======
TOTAL INVESTMENT RETURN+:                         16.94%      11.79%      14.68%     (20.28%)     7.24%       1.29%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses**                               0.74%+++    0.74%       0.78%       0.98%      0.93%       0.89%
Net Investment Income                              7.10%+++    6.39%       7.13%       5.32%      8.40%       8.32%
SUPPLEMENTAL DATA:
Average net assets (in thousands)               $528,039    $518,963    $501,869    $491,747   $560,543    $568,959
Portfolio turnover rate                              57%        107%        135%        133%        94%         18%
Net assets, end of period (000)                 $534,643    $526,116    $535,741    $467,125   $538,465    $561.407
Reverse repurchase agreements
  outstanding, end of period (000)              $241,945    $213,085    $232,396    $184,672   $175,569    $249,768
Asset coverage++                                 $ 3,210  $    3,469     $ 3,305     $ 3,529    $ 4,067     $ 3,248



----------
   * NAV and market value published in THE WALL STREET JOURNAL each Monday.
  ** The ratios of operating expenses, including interest expense, to average net assets were 2.97%+++, 3.87%, 4.68%, 3.18%, 2.12%, and 2.64% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.97%+++, 3.87%, 4.68%, 3.18%, 2.12%, and 2.67% for the years indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERMTRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended June 30, 1997.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


DEFERRED ORGANIZATION EXPENSES: A total of $67,520 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced operations.

NOTE 2.  AGREEMENTS         The Trust has an Investment  Advisory Agreement with
BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Dean Witter InterCapital Inc. ("DWI").

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to DWI is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. DWI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO  SECURITIES     Purchases and sales of investment  securities,
other than short-term investments, and dollar rolls for the period ended June 30, 1997 aggregated $424,323,356 and $372,031,573 respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust held 0.6% of its portfolio assets in illiquid securities including 0.1% of its portfolio assets in securities restricted as to resale.

   The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances for PNC Mortgage Securities Corp. or its affiliates to have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $3,346,049 (gross unrealized appreciation--$15,039,012; gross unrealized depreciation--$11,692,963).

   For federal income tax purposes, the Trust has a capital loss carryforward of $12,134,000 of which $9,420,600 expires in 2001 and $2,713,400 expires in 2004.

   During the six months ended June 30, 1997 the Trust entered into financial futures contracts. Details of open contracts at June 30, 1997 were as follows:

                                     VALUE AT   VALUE AT
NUMBER OF               EXPIRATION     TRADE     JUNE 30,      UNREALIZED
CONTRACTS    TYPE          DATE         DATE       1997        DEPRECIATION
---------    ----          ----         ----       ----        ------------
          Long positions:
              30 Yr.
   200    T-Bond         Sep. 1997   $22,251,050  $22,212,500    ($38,550)
             10 Yr.
    20    T-Note         Sep. 1997     2,129,465    2,157,500      28,035
          Short Positions:
   (85)   Eurodollar     Sep. 1997    19,958,616   20,000,500     (41,884)
   (80)   Eurodollar     Dec. 1997    18,744,580   18,780,000     (35,420)
   (75)   Eurodollar     Mar. 1998    17,554,294   17,588,438     (34,144)
   (70)   Eurodollar     Jun. 1998    16,363,883   16,394,000     (30,117)
   (65)   Eurodollar     Sep. 1998    15,180,409   15,203,500     (23,091)
   (60)   Eurodollar     Dec. 1998    13,997,685   14,019,000     (21,315)
                                                                ---------
                                                                ($196,486)
                                                                =========

   The Trust entered into an interest rate cap agreement which settled on February 19, 1997. Under the agreement, the Trust paid $1,934,400 and will receive from the counterparty an amount of interest calculated as the excess of the 3 month LIBORover 6.0% ("Protected Rate") based on the notional amount of $60 million. Where the 3 month LIBOR is equal to or less than the Protected Rate no amount is receivable by the Trust. The agreement terminates on February 19, 2002. At June 30, 1997, the unrealized appreciation was $67,588.

   The Trust entered into an interest rate swap agreement which settles on June 13, 2001 with a notional amount of $15,455,000. Under the agreement, the Trust will pay interest to the counterparty on the notional amount at the 10 year forward swap rate and will receive from the counterparty interest on the notional amount at a rate of 7.235%. The agreement terminates on June 13, 2011. At June 30, 1997, the unrealized appreciation was $1,003.

   The Trust entered into a put swaption agreement which settled on February 7, 1997. The premium paid by the Trust was $1,095,000. The put swaption agreement grants the Trust the right to enter into an interest rate swap agreement which commences June 15, 2001 with a notional amount of $50 million and which terminates on June 15, 2011. Under the interest rate agreement, the Trust will pay interest to the counterparty on the notional amount at a rate of 8.5% and will receive from the counterparty interest on the notional amount at the 10 year forward swap rate. The swaption agreement terminates on June 15, 2001. At June 30, 1997, the unrealized depreciation was $438,650.


NOTE 4. BORROWINGS       REVERSE REPURCHASE AGREEMENTS: The Trust may enter into
reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was $208,274,035 at a weighted average interest rate of approximately 5.60%. The maximum amount of reverse repurchase outstanding at any month-end during the period ended June 30, 1997 was $241,944,750 as of June 30, 1997 which was 28.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1997 was approximately $17,100,000. The maximum amount of dollar rolls outstanding at any month end during the period was $17,240,580 as of June 30, 1997 which was 2.0% of total assets.

NOTE 5. CAPITAL   There are 200 million  shares of $.01 par value  common  stock authorized. Of the 58,660,527 shares outstanding at June 30, 1997, the Adviser owned 10,527 shares.

NOTE 6. DIVIDENDS AND DISTRIBUTIONS Subsequent to June 30,1997 the Board of Directors of the Trust declared a dividend from undistributed earnings of $.039583 per share payable July 31, 1997 to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Dean Witter Trust Company (the "Agent") in Trust Shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

      (1) To elect four Directors to serve as follows:
         DIRECTOR                                                        CLASS             TERM           EXPIRING
         --------                                                        -----             -----           ------
         Andrew F. Brimmer                                                III             3 years           2000
         Kent Dixon                                                       III             3 years           2000
         Laurence D. Fink                                                 III             3 years           2000
         Walter F. Mondale                                                II              2 years           1999
         Directors  whose term of office  continues  beyond this meeting are Richard E.  Cavanagh,  James  Grosfeld,  James
         Clayburn LaForce, Jr., Frank J. Fabozzi, and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

      (3)To approve a new investment advisory agreement with BlackRock Financial Management, Inc.
         Shareholders elected the four Directors, ratified the selection of Deloitte & Touche LLP, and ratified the new investment advisory agreement. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
         Andrew F. Brimmer                                            27,914,702             0            2,157,976
         KENT DIXON                                                   27,994,463             0            2,078,215
         Laurence D. Fink                                       .     27,993,232             0            2,079,446
         Walter F. Mondale                                            27,863,573             0            2,209,105
         Ratification of Deloitte & Touche LLP                        28,992,155           206,209          874,313
         Ratification of new investment advisory agreement            20,461,767         8,430,096        1,180,816


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.


WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.



WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES    (ARMS):         Mortgage  instruments with interest rates
                                       that  adjust at periodic  intervals  at a
                                       fixed  amount   relative  to  the  market
                                       levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:               Securities  backed  by  various  types of
                                       receivables such as automobile and credit card receivables.

CLOSED-END FUND:                       Investment vehicle which initially offers
                                       a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                         Mortgage-backed securities which separate
                                       mortgage pools into short-,  medium-, and
                                       long-term   securities   with   different
                                       priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                              When a fund's net asset  value is greater
                                       than its stock price the fund is said to be trading at a discount.


DIVIDEND:                              This is income generated by securities in
                                       a   portfolio    and    distributed    to
                                       shareholders after deduction of expenses.
                                       This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:                 Shareholders   may   elect  to  have  all
                                       distributions  of  dividends  and capital
                                       gains   automatically   reinvested   into
                                       additional shares of the Trust.

FHA:                                   Federal   Housing    Administration,    a
                                       government   agency  that  facilitates  a
                                       secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means
                                       of      mortgage-backed       securities.
                                       Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means
                                       of      mortgage-backed       securities.
                                       Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:                 Securities  issued or  guaranteed  by the
                                       U.S.  government,  or one of its agencies
                                       or   instrumentalities,   such   as  GNMA
                                       (Government       National       Mortgage
                                       Association),   FNMA  (Federal   National
                                       Mortgage  Association) and FHLMC (Federal
                                       Home Loan Mortgage Corporation).

INTEREST-ONLY                          Mortgage securities that receive only the
  SECURITIES  (I/O):                   interest  cash flows  from an  underlying
                                       pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MARKET PRICE:                          Price per share of a security  trading in
                                       the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:                 A mortgage  dollar roll is a  transaction
                                       in which the Trust sells  mortgage-backed
                                       securities  for  delivery  in the current
                                       month  and  simultaneously  contracts  to
                                       repurchase      substantially     similar
                                       (although  not the same)  securities on a
                                       specified future date.  During the "roll"
                                       period,   the  Trust  does  not   receive
                                       principal  and  interest  payments on the
                                       securities, but is compensated for giving
                                       up these  payments by the  difference  in
                                       the  current  sales  price (for which the
                                       security  is sold) and lower  price  that
                                       the Trust pays for the  similar  security
                                       at the end  date as well as the  interest
                                       earned  on  the  cash   proceeds  of  the
                                       initial sale.

MORTGAGE PASS-THROUGHS:                Mortgage-backed   securities   issued  by
                                       Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:          Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):                 Net asset value is the total market value
                                       of all  securities  and other assets held
                                       by the Trust,  plus income accrued on its
                                       investments,    minus   any   liabilities
                                       including  accrued  expenses,  divided by
                                       the total number of  outstanding  shares.
                                       It is the  underlying  value  of a single
                                       share on a given day. Net asset value for
                                       the  Trust  is   calculated   weekly  and
                                       published in BARRON'S on Saturday and THE
                                       WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):       Mortgage securities that receive only the
                                       principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

PROJECT LOANS:                         Mortgages  for   multi-family,   low-  to
                                       middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                             Securities   issued  in  connection  with
                                       collateralized  mortgage obligations that
                                       generally  represent the excess cash flow
                                       from the mortgage  assets  underlying the
                                       CMO  after   payment  of  principal   and
                                       interest on the other CMO securities and related administrative expenses.

REVERSE                                In a reverse  repurchase  agreement,  the
  REPURCHASE AGREEMENTS:               Trust  sells  securities  and  agrees  to
                                       repurchase them at a mutually agreed date
                                       and price.  During  this time,  the Trust
                                       continues  to receive the  principal  and
                                       interest payments from that security.  At
                                       the end of the term,  the Trust  receives
                                       the same  securities  that  were sold for
                                       the  same  initial   dollar  amount  plus
                                       interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED               Arrangements in which a pool of assets is
    SECURITIES:                        separated  into two classes  that receive
                                       different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                                 TERMINATION
                                                               TOCK SYMBOL          DATE
                                                               -----------       ----------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                   BKT                N/A

THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.         BNA                N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                BBT               12/98
The BlackRock 1999 Term Trust Inc.                                BNN               12/99
The BlackRock Target Term Trust Inc.                              BTT               12/00
The BlackRock 2001 Term Trust Inc.                                BLK               06/01
The BlackRock Strategic Term Trust Inc.                           BGT               12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT               12/04
The BlackRock Advantage Term Trust Inc.                           BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT               12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                                          TERMINATION
PERPETUAL TRUSTS                                                       STOCK SYMBOL          DATE
                                                                        -----------       ----------
The BlackRock Investment Quality Municipal Trust Inc.                      BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc.           RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust                   RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.           RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc.             RNY                N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                             BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                       BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.            BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                    BRF               12/08

THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.              BLN               12/08
The BlackRock Insured Municipal Term Trust Inc.                            BMT               12/10



IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


      BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

THE BLACKROCK
STRATEGIC TERM
TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997


[GRAPHIC OMITTED]


BLACKROCK


DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Scott Amero, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Dean Witter InterCapital Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                       c/o Dean Witter InterCapital, Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM